UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 25, 2013

Analysts International Corporation

(Exact name of registrant as specified in its charter)

MN	1-33981	41-0905408
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7700 France Ave. S., Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (952) 835-5900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

This Form 8-K is filed for the purpose of correcting an inadvertent error in the proxy card recently mailed to shareholders of Analysts International Corporation (the “Company”) in connection with the Company’s Annual Meeting of Shareholders to be held at 9:00 a.m. Central Daylight Time on Tuesday, May 21, 2013.

The correct location of the meeting is the Marriott Minneapolis Northwest Hotel, 7025 Northland Drive North, Brooklyn Park, Minnesota 55428.

The location of the annual meeting is correctly stated in the notice of meeting included in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 25, 2013	ANALYSTS INTERNATIONAL CORPORATION

/s/ Lynn Blake
Lynn L. Blake
Senior Vice President, Chief Financial Officer